DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $4,424,392.04	Loan Date 03-31-2010	Maturity 01-10-2011	Loan No 1089922418	Call / Coll 410 /4	Account MACC PE00	Officer 755	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES, INC. 101 2ND ST SE SUITE 800 CEDAR RAPIDS, IA 52401-1219	Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY 500 1st AVENUE NE STE 100 CEDAR RAPIDS, IA 52401

LOAN TYPE.  This is a Variable Rate Nondisclosable Loan to a Corporation for $4,424,392.04 due on January 10, 2011.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐  Personal, Family, or Household Purposes or Personal Investment.

☒  Business (including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  Consolidate #1089921655 and #1089921554 into one term note.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $4,424,392.04 as follows:

Other Disbursements:	$4,424,392.04
$4,424,392.04 Existing Principal Balance as of 3/31/2010

Note Principal:	$4,424,392.04

CHARGES PAID IN CASH:  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$ 1,000.00
$1,000 Documentation Fee

Total Charges Paid in Cash:	$ 1,000.00

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETE COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED MARCH 31, 2010.

BORROWER:

MACC PRIVATE EQUITIES INC.

By:	/s/ Travis T. Prentice	By:	/s/ Derek J. Gaertner
	Travis T. Prentice, President & CEO of MACC		Derek J. Gaertner, CFO & COO of MACC PRIVATE EQUITIES, INC.
PRIVATE EQUITIES, INC.

LASER PRO Lending Ver. 5.48.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010.  All Rights Reserved – IA W:\CRB\CFNLPL\DOC20C.FC  TR-4780 PR-9